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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 25, 2001


                               EPIX MEDICAL, INC.
             (Exact name of registrant as specified in its charter)



   DELAWARE                      000-21863                     04-3030815
(State or other                 (Commission                   (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


                                71 ROGERS STREET
                         CAMBRIDGE, MASSACHUSETTS 02142
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 250-6000
                                                            --------------


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ITEM 5.  OTHER EVENTS.

On September 25, 2001, the Registrant and Bracco Imaging, S.P.A. ("Bracco") publicly disseminated a joint press release announcing that the Registrant has granted to Bracco a worldwide, non-exclusive, royalty-bearing license for use of certain patents in connection with Bracco products, including its proprietary MULTIHANCE(TM) , a contrast agent for magnetic resonance imaging of the liver and central nervous system. MULTIHANCE(TM) is currently for sale in Europe. In May 2000, the Registrant granted Schering AG a worldwide, non-exclusive, royalty-bearing license for sale of Eovist, an investigational MRI contrast agent for liver imaging.

The patents, including European patent 222886 and US patents 4899755 and 4880008, are owned by the Massachusetts General Hospital (MGH) and licensed exclusively to the Registrant and relate to MRI contrast agents. The Registrant will receive Ten Million Dollars ($10,000,000) in upfront payments comprised a license fee, royalties on past sales, pre-payment of future royalties and a contingent license fee based upon marketing approval of MultiHance in the US.

Subsequently, Bracco is withdrawing its oppositions to the patents in the European and Japanese Patent Offices, and the parties have settled ongoing litigation with respect to the patents in Europe.

The Worldwide License Agreement, the Settlement and Release Agreement and the joint press release are filed as exhibits to this Form 8-K, and are incorporated by reference into this Item 5. The foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

10.1* Worldwide License Agreement, dated as of September 25, 2001, by and between the Registrant and Bracco Imaging S.P.A.

10.2 Settlement and Release Agreement, dated as of September 25, 2001, by and between the Registrant, Bracco Imaging S.P.A. and The General Hospital Corporation.

99.1 Press Release of the Registrant, dated September 25, 2001

* Confidential treatment has been requested for certain portions of the exhibit, which portions are omitted and filed separately with the Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EPIX MEDICAL, INC.
                                                   (Registrant)



Date: September 25, 2001                        /s/ Michael D. Webb
                                                -------------------------------
                                                Michael D. Webb
                                                Chief Executive Officer


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                                  EXHIBIT INDEX


     EXHIBIT NUMBER        DESCRIPTION
     --------------        -----------

         10.1*             Worldwide License Agreement, dated as of September 25, 2001, by and between the
                           Registrant and Bracco Imaging S.P.A.

         10.2              Settlement and Release Agreement, dated as of September 25, 2001, by and between the
                           Registrant, Bracco Imaging S.P.A. and The General Hospital Corporation.

         99.1              Press Release of the Registrant, dated September 25, 2001


* Confidential treatment has been requested for certain portions of the exhibit, which portions are omitted and filed separately with the Commission.

                                       4